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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 31, 2007

                               CIRRUS LOGIC, INC.
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             (Exact name of Registrant as specified in its charter)


         Delaware                       0-17795                77-0024818
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(State or Other Jurisdiction of       (Commission               (IRS Employer
Incorporation or Organization)        File Number)        Identification No.)


             2901 Via Fortuna, Austin, TX                       78746
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02    Results of Operations and Financial Condition

     On January 31, 2007, the Company issued a press release reporting preliminary financial results of the Company for the third fiscal quarter ended December 30, 2006. A copy of this press release is attached to this Report as exhibit 99.1. All of the information furnished in Item 2.02 of this Report and the accompanying exhibit shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 9.01    Financial Statements and Exhibits

       (d)    Exhibits

       Exhibit          Description
       -------          -----------

       Exhibit 99.1     Cirrus Logic, Inc. press release dated January 31, 2007


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CIRRUS LOGIC, INC.


Date:  January 31, 2007                  By:    /s/ Thurman K. Case
                                                --------------------------------
                                         Name:  Thurman K. Case
                                         Title: Acting Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Registrant's press release dated January 31, 2007.